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                                                                    Exhibit 24.1
                                                                    ------------

                            FIRST MARYLAND BANCORP


                               Power of Attorney
                               -----------------

     Each of the undersigned persons, in his or her capacity as an officer or director, or both, of First Maryland Bancorp (the "Company"), hereby appoints Jeremiah E. Casey, Frank P. Bramble, Jerome W. Evans, David M. Cronin and Robert
F. Ray, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-3, and any amendments and post-effective amendments thereto (collectively, the "Preferred Stock Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act") and Rule 415 thereunder (if applicable), of up to $250,000,000 in aggregate liquidation amount of preferred stock that will qualify as Tier 1 capital of the Corporation ("Preferred Stock"), to be offered in one or more public offerings;

     2. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4 and, if necessary, a Registration Statement on Form S-3, and any amendments and post-effective amendments thereto (collectively, the "Trust Preferred Registration Statement" and, together with the Preferred Stock registration Statement, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act") and Rule 415 thereunder (if applicable), of (i) up to $250,000,000 in aggregate liquidation amount of trust preferred securities of a single purpose, pass through entity that may be formed by the Company (the "Entity"), which may be issued in a registered exchange offer for the identical trust preferred securities issued by the Entity in a Rule 144A offering; (ii) up to $275,000,000 in aggregate prin-
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cipal amount of the Company's subordinated debentures, which will be issued in the registered exchange offer for subordinated debentures issued by the Company in the Rule 144A offering of the trust preferred securities; and (iii) the Company's guarantee of the obligations of the single purpose, pass through entity, which will be issued in the registered exchange offer for a like guarantee issued by the Company in the Rule 144A offering of the trust preferred securities;

     3. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     4. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the securities covered by any Registration Statement under the Act; and

     5. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the securities covered by any Registration Statement under the securities laws of any state or other jurisdiction.

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     This power of attorney shall be effective as of the date written opposite the signature of each of the undersigned and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.


/s/ JEREMIAH E. CASEY                  December 15, 1998
------------------------------
Jeremiah E. Casey
Chairman of the Board and
Director


/s/ FRANK P. BRAMBLE                   December 15, 1998
------------------------------
Frank P. Bramble
President, Chief Executive
Officer and Director


/s/ JEROME W. EVANS                    December 15, 1997
------------------------------
Jerome W. Evans
Executive Vice President and
Chief Financial Officer


/s/ ROBERT L. CARPENTER                December 15, 1998
------------------------------
Robert L. Carpenter
Senior Vice President and
Controller


/s/ JAMES T. BRADY                     December 15, 1998
------------------------------
James T. Brady
Director


/s/ BENJAMIN L. BROWN                  December 15, 1998
------------------------------
Benjamin L. Brown
Director


/s/ MICHAEL D. BUCKLEY                 December 15, 1998
------------------------------
Michael D. Buckley
Director


/s/ J. OWEN COLE                       December 15, 1998
------------------------------
J. Owen Cole
Director

                                       3
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/s/ EDWARD A. CROOKE                   December 15, 1998
------------------------------
Edward A. Crooke
Director


/s/ JOHN F. DEALY                      December 15, 1998
------------------------------
John F. Dealy
Director


/s/ MATHIAS J. DEVITO                  December 15, 1998
------------------------------
Mathias J. DeVito
Director


/s/ JEROME W. GECKLE                   December 15, 1998
------------------------------
Jerome W. Geckle
Director


/s/ FRANK A. GUNTHER, JR.              December 15, 1998
------------------------------
Frank A. Gunther, Jr.
Director


/s/ CURRAN W. HARVEY, JR.              December 15, 1998
------------------------------
Curran W. Harvey, Jr.
Director


/s/ MARGARET M. HECKLER                December 15, 1998
------------------------------
Margaret M. Heckler
Director


/s/ LEE H. JAVITCH                     December 15, 1998
------------------------------
Lee H. Javitch
Director


/s/ GARY KENNEDY                       December 15, 1998
------------------------------
Gary Kennedy
Director

                                       4
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/s/ WILLIAM T. KIRCHHOFF               December 15, 1998
------------------------------
William T. Kirchhoff
Director


/s/ HENRY J. KNOTT, JR.                December 15, 1998
------------------------------
Henry J. Knott, Jr.
Director


/s/ ANDREW MAIER II                    December 15, 1998
------------------------------
Andrew Maier II
Director


/s/ THOMAS P. MULCAHY                  December 15, 1998
------------------------------
Thomas P. Mulcahy
Director


/s/ WILLIAM M. PASSANO, JR.            December 15, 1998
------------------------------
William M. Passano, Jr.
Director


/s/ R. CHAMPLIN SHERIDAN               December 15, 1998
------------------------------
R. Champlin Sheridan
Director

                                       5